Fees Summary	Jul. 02, 2026 USD ($)
Fees Summary [Line Items]
Previously Paid Amount	$ 180.12
Total Fee Amount	180.12
Total Transaction Valuation	1,304,286.14
Total Offset Amount	0.00
Net Fee	$ 0.00
Offset Table N/A	N/A